UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 8, 2018
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Atlanta, GA 30305
(Address and zip code of principal executive offices)
(866) 952-1647
(Registrant's telephone number, including area code

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

On November 8, 2018, the Board of DLH Holdings Corp. (the “Company”) established March 21, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). Because the 2019 Annual Meeting date has advanced by more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended, the Company is informing stockholders of such change.

In addition, because the 2019 Annual Meeting will be held more than 30 days from the anniversary date of the 2018 Annual Meeting, the deadline for stockholder nominations or proposals for consideration at the 2019 Annual Meeting set forth in the Company’s 2018 Proxy Statement no longer applies. Accordingly, in order to be included in the proxy materials for the 2019 Annual Meeting, stockholders who intend to nominate a candidate for election to the Board or to propose other business for consideration at the Annual Meeting to be included in the Company’s proxy materials for the 2019 Annual Meeting (including a proposal made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and any notice on Schedule 14N), must ensure that such proposal is received by the Company at its principal executive offices, 3565 Piedmont Road, NE, Atlanta, GA 30305, no later than 5:00 p.m., Eastern time, on December 21, 2018. Proponents are advised to submit their proposals by certified mail, return receipt requested, addressed to the Company’s Corporate Secretary. The December 21, 2018 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act. The Company currently intends to make its proxy materials available to stockholders beginning on or about January 28, 2019.

Further, the Company’s Bylaws, as amended, require that the Company be given advance notice of stockholder nominations for election to the board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in the Company’s proxy statement. The required notice must be in writing, include all of the information specified in the Company’s Bylaws, as amended, and be received by the Company’s Corporate Secretary at its principal offices not later than the close of business on December 21, 2018.

Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Stockholders must comply with applicable New Jersey law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s Bylaws, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. Johnbull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: November 15, 2018